UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 13, 2018

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35972 (Commission File Number)	46-2488594 (I.R.S. Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 13, 2018, Braemar Hotels & Resorts Inc., a Maryland corporation (the “Company”), announced the Ritz-Carlton Acquisition (as defined below).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

The Ritz-Carlton Lake Tahoe Potential Acquisition

On November 13, 2018, the Company announced that it has entered into a definitive agreement to acquire (the “Ritz-Carlton Acquisition”) the 170-room Ritz-Carlton Lake Tahoe in Truckee, California (the “Ritz-Carlton Lake Tahoe”) for approximately $120 million (inclusive of the acquisition of a 3.4 acre parcel of land adjacent to the hotel which the Company values at approximately $8.4 million and an FF&E escrow cash account with a balance of approximately $8.2 million), which equates to approximately $608,000 per key exclusive of the value of the land parcel and the FF&E escrow cash account. The Ritz-Carlton Acquisition is expected to close on or prior to January 15, 2019, but in no event earlier than December 12, 2018, subject to customary closing conditions. Because the Ritz-Carlton Acquisition is subject to customary closing conditions, the Company can give no assurance that the transaction will be consummated by such date or at all.

The Ritz-Carlton Lake Tahoe will continue to be managed by The Ritz-Carlton Hotel Company, LLC after closing. The net purchase price for the Ritz-Carlton Lake Tahoe (exclusive of the value of the adjacent parcel of land and the FF&E escrow account) represents, as of September 30, 2018, a trailing 12-month cap rate of 5.8% on hotel net operating income of $6.0 million and a trailing 12-month 13.5x hotel EBITDA multiple, according to the Company’s preliminary estimates based on unaudited operating financial data provided by the sellers. On a trailing 12-month basis as of September 30, 2018, the Ritz-Carlton Lake Tahoe achieved RevPAR of $372.35, with 67% occupancy and an average daily rate (“ADR”) of $556.51, according to unaudited operating financial data provided by the sellers. A reconciliation of non-GAAP financial measures is included in the financial table below.

Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income

(Unaudited, in millions)

12 Months Ended September 30, 2018(1)
Hotel Net Income	$3.1
Adjustment:
Depreciation and amortization	$2.6
Interest Expense	$2.0
Hotel EBITDA	$7.7
Adjustment:
Capital reserve	$(1.7)
Hotel Net Operating Income	$6.0

(1)               All information in this table is based upon unaudited operating financial data provided by the sellers for the trailing 12 months as of September 30, 2018, other than depreciation and amortization and interest expense, which is based upon management’s estimates of such amounts from unaudited financial data provided by the sellers for prior periods. Financial statements for the property have not been prepared for the period ended September 30, 2018, and this data has not been audited, reviewed or compiled by the Company’s independent registered public accounting firm, and therefore the financial information presented above may change. If the Ritz-Carlton Acquisition proceeds as planned, The Company expects to file the historical and pro forma financial statements for the hotel as required by Regulation S-X Rule 3-05 within 75 days of the consummation of the Ritz-Carlton Acquisition.

EBITDA is defined as net income (loss), computed in accordance with generally accepted accounting principles (“GAAP”), before interest, taxes, depreciation and amortization. Hotel EBITDA multiple is defined as the purchase price divided by the trailing 12-month EBITDA. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. ADR is calculated by dividing total hotel rooms revenues by total number of rooms sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. The Company uses ADR to assess the pricing levels that it is able to generate.

Safe Harbor for Forward Looking Statements

Certain statements and assumptions in this Current Report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations.  Forward-looking statements in this Current Report on Form 8-K may include, among others, statements about the implied share price for the Company’s common stock.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.  The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of such report.  The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018

BRAEMAR HOTELS & RESORTS INC.

	By:	/s/ Robert G. Haiman
		Name:	Robert G. Haiman
		Title:	Executive Vice President,
General Counsel and Secretary